UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2009
TIME WARNER CABLE INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 33335	84-1496755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Columbus Circle, New York, New York 10023

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 364-8200
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
          The exhibit listed in the following index is incorporated by reference into Time Warner Cable Inc.’s effective Registration Statement on Form S-3 (File No. 333-151671) filed with the Securities and Exchange Commission.

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Dividend Requirements

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER CABLE INC.
By:	/s/ Robert D. Marcus
Name:	Robert D. Marcus
Title:	Senior Executive Vice President and Chief Financial Officer

Date: December 8, 2009

EXHIBIT INDEX

Exhibit
No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Dividend Requirements